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

MERCHANT APPLICATION/PROCESSING AGREEMENT (CONTINUED)                      CARDnet(R) Bundled       [X]
                                                                           CARDnet(R) Unbundled     [ ]
                                                                           IC Plus Bundled          [ ]
                                                                           IC Plus Unbundled        [ ]
                                                                           Rate Plus Txn Fee        [ ]
                                                                           Third Party Network      [ ]

In accordance with this Merchant Application/Processing Agreement, the following schedule of fees and other services applies:
                FEE SCHEDULE
-----------------------------------------------------------------------------------------------------------------------------
Debit Network       Application Fee:         Service Fees:                 Other Fees:                 Authorization         Capture
Set-up Fee:         (Non Refundable)         MC 5.76% (800-S)              Visa                        0 (040-S, 041-S)    0 (048-S)
  --                    $100.00                                            MasterCard                  0 (030-S, 031-S)    0 (038-S)
------------------------------------         VI 5.76% (804-S)              Am Express                  0 (060-S, 061-S)    0 (068-S)
Terminal Deposit:  Reprogramming                                          Discover                   .10 (070-S, 071-S)  .05 (078-S)
                    Fee                      Diners 2.80% (041-R)          JCB                         0 (080-S, 081-S)    0 (088-S)
    --                  --                                                 Diners Club                 0 (050-S, 051-S)    0 (058-S)
------------------------------------         JCB 3.10% (071-R)             VI Foreign Handling     .0010 (261-S)
Purchase Fee:       Imprinter Fee:           --------------------          MC Foreign Handling     .0010 (260-S)
(w/o Tax)           (w/o Tax)                                              MC/Visa Voice             --  (035-S, 045-S)
    --                  --                   MC/VI TXN Fee:                MC/Visa VRU               --  (036-S, 046-S)
------------------------------------                                       MC/Visa VRU/Voice         --  (037S,  047-S)
Monthly Equipment Rental Fee ***(w/o Tax)    (001-S)(005-S)  __            ETC Scan                  --  (187-S)
    --                                        For IC Plus Merchants Only   PNC Merchant Services
                                Third Party Check Fee: ($25 per Terminal)  Debit                   .25 (018-S, Key 0 to 590-S)
-------------------------------------------------------------------------- CES Link(R)               -- (216-S)
                                                                           Other ______________      -- (         )
                                                                 *(Combined 500 LOC 7.5 mm)
-----------------------------------------------------------------------------------------------------------------------------
The Service Fee referenced above for MasterCard/Visa is based on the following.**
(i) an average ticket of $6.00; and (ii) an annual bankcard volume of $15m.
*   If Client's MasterCard and Visa transaction(s) fail to qualify for the interchange level contemplated in the Service Fees set forth above, Client will be billed for the difference between the established rate and the higher rate. (The Visa and MasterCard
    Interchange Requirements are set forth in section 2.A.5 of Client's Processing Agreement.) Additionally, each Foreign
    Visa/MasterCard transaction submitted by Client will be subject to .1% international transaction handling fee.
**  In the event that the transactions fail to meet any of the above conditions, the Service Fee may be adjusted retroactively and/or prospectively on a monthly basis. Should MasterCard and/or Visa increase interchange and/or assessment fees, your Service
    Fee will be adjusted prospectively, pursuant to the notice provisions contained herein.
*** The monthly equipment rental fee will be charged each month for each piece of equipment, plus tax as applicable for 48 months in the event Client's lease application is declined. In the event Client elects to rent equipment from PNC Merchant Services on a month-to-month basis said fee will be charged pursuant to the terms of Client's Equipment Agreement.

(ii) Service Fee Guarantee:
The Service Fees, as stated above, for Visa and MasterCard will be guaranteed for a period of three (3) years from date of this
Agreement, except that they shall be adjusted to reflect:
     (a) Any increases or decreases in the interchange and/or assessment portion of the Service Fee (as mandated by MasterCard and
         Visa); and
     (b) The appropriate interchange level as is consistent with the qualifying criteria of each transaction submitted by Client as referenced in section 2.A.5 of Client's Processing Agreement by the process set forth under Section (i)* above.
     (c) Increases in any applicable sales or telecommunications charges or taxes levied by any state, federal or local authority related to the delivery of the services provided by PNC Merchant Services when such costs are included in the Service
         Fee; and
     (d) The adjustments stated in Section (iii) below.
(iii) The Service Fee set forth above may be adjusted in PNC Merchant Services's or Bank's discretion retroactively and/or prospectively for the remaining term of the Agreement, in the event Client's annualized Visa/MasterCard average ticket or volumes as stated in Section (i) above, falls below projections by more than twenty percent (20%); or Client's Visa/MasterCard average ticket or volume of the prior month falls below fifty percent (50%) of the corresponding month of the prior year.
(iv) PNC Merchant Services will notify the Client thirty (30) days prior to the effective date of any change to any of the non-guaranteed conditions, exclusions or Service Fee increases or decreases other than adjustments pursuant to Sections (ii)a-d and
Section (iii) hereof, for which no notice will be required.
In the event that Client terminates this Agreement within (6) months from the date of its first submission of valid Debt for bankcard processing by PNC Merchant Services and the Bank, Client will be charged a two hundred and fifty dollar ($250.00) fee for such early termination. In the event that Client terminates this Agreement subsequent to the six (6) month period referenced above, but prior to the end of the three (3) year term of this Agreement, Client will be charged one hundred and twenty-five dollars
($125.00).
Client may lease equipment from Leasing Company pursuant to the terms of the Lease equipment agreement attached to the Merchant
Processing Agreement. In the event Client is either not approved by Leasing Company or decides not to lease, Client will have the option to rent equipment for a 48 month term pursuant to the terms of the Equipment Section set forth in Merchant's Processing
Agreement.

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CLIENT'S SIGNATURE BELOW EVIDENCES AGREEMENT TO THE TERMS IN CLIENT'S MERCHANT APPLICATION/PROCESSING AGREEMENT, WHICH INCLUDES
SCHEDULE I-EQUIPMENT AGREEMENT.

FOR CLIENT'S SIGNATURE                                          FOR PNC MERCHANT SERVICES COMPANY AND PNC BANK CORPORATION

USA  TECHNOLOGIES, INC.
----------------------------------------------------
Legal Name of Business                                          Signature                                     Date
                                                                -----------------------------------------------------------------
Business Express/I95 & R18                                      Notices from Client to PNC Merchant Services or Bank shall be in
----------------------------------------------------            writing sent by U.S. Registered or certified mail or overnight
DBA Name of Business                                            delivery, postage, pre-paid, return receipt requested, or hand delivered to the following address:
(SIGN HERE) /s/ Leland P. Maxwell
----------------------------------------------------            If to PNC Merchant Services:        If to Bank:
Authorized Signature (Stamp Signature Not Permitted)            PNC Merchant Services Company       PNC Bank Corporation
                                                                265 Broad Hollow Road               One PNC Plaza
LELAND P. MAXWELL, CFO                                          Melville, NY 11747                  Fifth Avenue and Wood Street
----------------------------------------------------            Attention: Sales Manager            Pittsburgh, PA 15265
Print Name of person signing     Title  Date 7-8-97
-----------------------------------------------------------------------------------------------------------------------------

The statements I (we) have made in this Merchant Application/Processing Agreement are true. I (we) agree to notify PNC Merchant
Services and Bank of any important changes in the facts listed above supplied by Client. Client understands that  it is fully responsible for all information on this Merchant Application/Processing Agreement and that all such information is true. The
Application now belongs to PNC Merchant Services and Bank. I (we) understand that the application fee hereby submitted is non-refundable. I (we) further understand that a Consumer Report of each of the officers/partners/proprietors/owners of the applicant firm may be requested from a Consumer Reporting Agency. A Consumer Report is a routine report on credit worthiness, frequently used by creditors. If the Application is approved, subsequent Consumer Reports may be required or used in connection with the maintenance, updating, renewal or extension of the Agreement. I (we) agree that all business references, including banks, may release any and all credit and financial information to PNC Merchant Services and Bank. I (we) agree and acknowledge that the information provided in this Client application and other relevant credit data, may be supplied to PNC Merchant Services and Bank and their affiliates. ANY UNILATERAL ALTERATION, STRIKEOVER, OR MODIFICATION TO THE PREPRINTED TEXT OR LINE ENTRIES OF THIS MERCHANT
APPLICATION/PROCESSING AGREEMENT SHALL BE OF NO EFFECT WHATSOEVER, AND AT PNC Merchant Services' AND/OR BANK'S SOLE DISCRETION,
MAY RENDER THIS AGREEMENT INVALID.

     PERSONAL GUARANTEE
To induce and in consideration of Bank's and PNC Merchant Services' acceptance of this Merchant Application/Processing Agreement, the undersigned unconditionally guarantees performance of the Client obligations under this Agreement and payment of all sums due thereunder, and in the event of default, hereby waives Notice of Default and agrees to indemnify Bank and PNC Merchant Services for any and all funds due from Client pursuant to the terms of this Agreement. This is a Guaranty of payment and not of collection.

Signature___________________________, An Individual                   Signature___________________________, An Individual

==== TO BE COMPLETED BY PNC MERCHANT SERVICES OR PNC BANK CORPORATION ====

Approved [ ]   Declined [ ]  Date ___________ Accepted for Bank Authorized Officer ______________________________________

Remarks _________________________________________________________________________________________________________________

-----------------------------------------------------------------------------------------------------------------------------
PNC Merchant                                                                                             FIRST
Services(SM)                                                                                                 DATA
                                                                                                         CORP.
                                                                                                         =====
                                                                                                        MERCHANT

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Additional Outlet (CONTINUED)
--------------------------------------------------------------------------------------------------------------------------------
                                                           Business Type                                              For Cust
Rent/Lease/Purchase                                   Rental/Restuarant/Lodging      Model    Model   Unit Price     Owned Equip
Customer Owned           Qty.    Equipment Type   Supermarket/Car Rental/Petroleum   Code     Name     w/o tax      Track   Version
------------------      ----     --------------   --------------------------------   ----     ----     -------      -----   -------

R    L    P    [C}        1         Computer       [R}    Re    L    S    C    P       P       PC      $ ____        ____     ____

R    L    P    [C}      ____       _________       [R}    Re    L    S    C    P      ____    ____     $ ____        ____     ____

R    L    P    [C}      ____       _________       [R}    Re    L    S    C    P      ____    ____     $ ____        ____     ____

R    L    P    [C}      ____       _________       [R}    Re    L    S    C    P      ____    ____     $ ____        ____     ____

R    L    P    [C}      ____       _________       [R}    Re    L    S    C    P      ____    ____     $ ____        ____     ____

R    L    P    [C}      ____       _________       [R}    Re    L    S    C    P      ____    ____     $ ____        ____     ____

Special Dialing Instructions       No Programming required, Give Term ID# to Al Farr,
(only 60 characters)               Using Cell Tel Lease Line, P.C. Batch, Single Settle
--------------------------------------------------------------------------------------------------------------------------------

EQUIPMENT INFORMATION (CONTINUED)
TERMINAL OPTIONS                                    TERMINAL OPTIONS (cont'd)                         FREQUENCY PROGRAMS:
 [ ] TeleCheck (Circle one) License # or MICR #                     Key Disable  or Password Protect     CUC         [ ] ______
 [ ] Auto Settlement Time __:__ am/pm EST           Credits             [ ]              [ ]             Trans Media [ ] ______
 [ ] Multi-Trans Timeout (secs) ________________    Voids               [ ]              [ ]             Other _____ [ ] ______
                                 (Circle one)       Forces              [ ]              [ ]
 [ ] Adjustment Terminal                            Reviews             [ ]              [ ]          CIRCLE LEASE COMPNAY:
 [ ] ControlPoint/# of NACS _____________           Bal/Settle          [ ]              [ ]          (01) LADCO     (02) NORTHERN
 [ ] Verify Amount Prompt                           Auth Only           [ ]              [ ]
 [ ] Print Receipt for Auth Only Trans              Reports             [ ]              [ ]
 [ ] Remove Folio Prompt                            Tip Adjustment      [ ]              [ ]
 [ ] Remove Room # Prompt
 [ ] Remove Ticket # Prompt                         HOTEL TYPE: (Circle one)                          Terminal Training
 [ ] Cash Back Option (Debit)                       Normal      Preferred           Prestigious       Best time to contact merchant:
 [ ] Address Verification                           PRESTIGIOUS HOTEL FLOOR LIMIT: (Circle one)        9:00 [am]/pm EST (Circle one)
 [ ] Server/Clerk ID Prompt                         500          1000                  1500
 [ ] Dollars in the Bank                                                                              Sales Rep.
                                                    If PC/Register, list software ______________      will train?  [ ] Yes  [X} No
--------------------------------------------------------------------------------------------------------------------------------

In accordance with this Merchant Application Processing Agreement, the following schedule of fees and other services applies:
                FEE SCHEDULE
-----------------------------------------------------------------------------------------------------------------------------
Debit Network       Appliation Fee:          Service Fees:                 Misc. Fee:
Set-up Fee:         (Non Refundable)         MC 5.76% (800-S)              Chargebacks $15.00/Item
  --                    --                                                             (205-S)
------------------------------------         Visa 5.76% (804-S)
Terminal Derposit:  Reprogramming
                    Fee                      Diners 2.80% (041-R)
    --                  --
------------------------------------         JCB 3.10% (071-R)
Purchase Fee:       Imprinter Fee:           --------------------
(w/o Tax)           (w/o Tax)
    --                  --                   MC/VI TXN Fee:
------------------------------------
Monthly Equipment Rental Fee (w/o Tax)       (001-S)(005-S)  __
    --                                        For IC Plus Merchants Only   Third Party Check Fee: $25/Terminal

--------------------------------------------------------------------------

Other Fees:                 Authorization         Capture
Visa                        0 (040-S, 041-S)    0 (048-S)
MasterCard                  0 (030-S, 031-S)    0 (038-S)
Am Express                  0 (060-S, 061-S)    0 (068-S)
Discover                  .10 (070-S, 071-S)  .05 (078-S)
JCB                         0 (080-S, 081-S)    0 (088-S)
Diners Club                 0 (050-S, 051-S)    0 (058-S)
VI Foreign Handling     .0010 (261-S)
MC Foreign Handling     .0010 (260-S)
MC/Visa Voice             --  (035-S, 045-S)
MC/Visa VRU               --  (036-S, 046-S)
MC/Visa VRU/Voice         --  (037S,  047-S)
ETC Scan                  --  (187-S)
PNC Merchant Services
  Debit                   .25 (018-S, Key 00 to 590-S)
CES Link(R)                 -- (216-S)
Other ______________      -- (         )
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Above fees are subject to the terms of Client's Merchant Application/Processing Agreement with PNC Merchant Services and its
Clearing Bank.

FOR CLIENT'S SIGNATURE                                          FOR PNC MERCHANT SERVICES COMPANY AND PNC BANK CORPORATION

USA  TECHNOLOGIES, INC.
----------------------------------------------------
Legal Name of Business                                          Signature                                     Date
                                                                -----------------------------------------------------------------
Business Express                                                Notices from Client to PNC Merchant Services or Bank shall be in
----------------------------------------------------            writing sent by U.S. Registered or certified mail or overnight
DBA Name of Business                                            delivery, postage, pre-paid, return receipt requested, or hand delivered to the following address:
(SIGN HERE) /s/ Leland P. Maxwell
----------------------------------------------------            If to PNC Merchant Services:        If to Bank:
Authorized Signature (Stamp Signature Not Permitted)            PNC Merchant Services Company       PNC Bank Corporation
                                                                265 Broad Hollow Road               One PNC Plaza
LELAND P. MAXWELL, CFO                                          Melville, NY 11747                  Fifth Avenue and Wood Street
----------------------------------------------------            Attention: Sales Manager            Pittsburgh, PA 15265
Print Name of person signing     Title  Date 7-8-97

The statements I (we) have made in this Merchant Application/Processing Agreement are true. I (we) agree to notify PNC Merchant
Services and Bank of any important changes in the facts listed above supplied by Client. Client understands that  it is fully responsible for all information on this Merchant Application/Processing Agreement and that all such information is true. The
Application now belongs to PNC Merchant Services and Bank. I (we) understand that the application fee hereby submitted is non-refundable. I (we) further understand that a Consumer Report of each of the officers/partners/proprietors/owners of the applicant firm may be requested from a Consumer Reporting Agency. A Consumer Report is a routine report on credit worthiness, frequently used by creditors. If the Application is approved, subsequent Consumer Reports may be required or used in connection with the maintenance, updating, renewal or extension of the Agreement. I (we) agree that all business references, including banks, may release any and all credit and financial information to PNC Merchant Services and Bank. I (we) agree and acknowledge that the information provided in this Client application and other relevant credit data, may be supplied to PNC Merchant Services and Bank and their affiliates. ANY UNILATERAL ALTERATION, STRIKEOVER, OR MODIFICATION TO THE PREPRINTED TEXT OR LINE ENTRIES OF THIS MERCHANT
APPLICATION/PROCESSING AGREEMENT SHALL BE OF NO EFFECT WHATSOEVER, AND AT PNC Merchant Services' AND/OR BANK'S SOLE DISCRETION, MAY
RENDER THIS AGREEMENT INVALID.
-----------------------------------------------------------------------------------------------------------------------------

PNC Merchant                                                                                             FIRST
Services(SM)                                                                                             DATA
                                                                                                         CORP.
                                                       FDMS COPY                                         =====
                                                                                                        MERCHANT


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